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      Exhibit 10.08


                              BAY STATE GAS COMPANY
                      KEY EMPLOYEE LONG-TERM INCENTIVE PLAN

     1. Purposes of Plan
     The purposes of the Bay State Gas Company Key Employee Long-Term Incentive Plan (the "Plan") are to provide long-term incentives for and to increase the opportunity for ownership in Bay State Gas Company (the "Company") by those employees who are directly responsible for the management, growth and success of the Company's business.

     2. Administration of Plan
     The plan shall be administered by the Compensation Committee (the "Committee") appointed by the Board of Directors of the Company, which shall consist of two or more members of the Board who qualify as disinterested persons, within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as outside directors, within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). No member of the Committee shall be eligible to receive an award under the Plan.

     The Committee shall act by a majority of its members, without the necessity of a meeting. The Committee shall have full power, discretion and authority to interpret and administer the Plan, and any interpretation or other determination made, and any action taken, by the Committee shall be conclusive and binding on all persons having an interest under the Plan, except as otherwise determined by the Board of Directors.

      3. Participation
      Each executive or management employee of the Company or an affiliated company of Grade 35 or above and any other employee designated by the Board of Directors of the Company who holds a position which, by virtue of its scope, may have a material effect on the performance of the Company or who is a significant contributor to a specific project which is anticipated to have a material effect on the Company's performance shall be eligible to participate in the Plan.

     4. Performance Shares
     The maximum number of performance shares ("Performance Shares") which may be awarded under the Plan is 500,000. Each Performance Share shall, upon vesting in accordance with the provisions of the Plan, be exchangeable for one share of the Company's common stock, par value $3.33 1/3 per share ("Common Stock") and a cash payment equal to the dividends paid on a share of Common Stock during the performance period, as defined below. The award of Performance Shares shall not entitle a participant to any rights as a shareholder of the Company. Any Performance Shares awarded under the Plan which are forfeited or canceled may again be awarded under the Plan.


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     5. Grant of Awards
     The Committee may grant awards of Performance Shares to eligible employees, who shall then become participants in the Plan, as of October 1 of each year from 1994 through 2003, inclusive. The Committee shall recommend and the Board of Directors approve the eligible employees to whom awards are to be granted and the amount of the award for each employee, except that Performance Shares awarded to any one employee shall not exceed 100,000 in the aggregate or the period the Plan is in effect.

     6. Vesting
     A participant shall become entitled to payment of all or a portion of the Performance Shares awarded to him or her in any year at the end of the three-consecutive year period beginning on the date the award is granted (a "Performance Period"), as determined in accordance with Schedule A, depending on the Compay's total return to shareholders for the Performance Period.

     Except as otherwise provided in Section 7, if a participant terminates employment with the Company and its affiliates, voluntarily or involuntarily, he or she shall forfeit all Performance Shares awarded for the Performance Period in which the termination of employment occurs.

     7. Retirement, Disability or Death of Participant
     In the event a participant terminates employment by reason of retirement, disability or death, the participant shall be entitled to payment of a portion of the Performance Shares awarded to him or her for the Performance Period in which the termination occurs. Such portion shall be equal to the award determined under Section 6, based on the Company's total return to shareholders for the Performance Period to the date of the participant's termination of employment, multiplied by a fraction equal to the portion of the Performance Period for which the employee was employed by the Company or an affiliate.

     A participant may designate a beneficiary, or revoke a beneficiary designation, under the Plan at any time. However, no designation or revocation shall be effective prior to its receipt by the Committee.

     For purposes of the Plan, disability means the complete and permanent inability of an employee to perform his or her duties under the terms of his or her employment. The determination of disability shall be made by the Committee, in its sole discretion, on the basis of evidence, including medical examination and reports, satisfactory to the Committee.

     8. Change of Control

     In the event of a change of control of the Company, as defined in this
Section 8, each Participant shall be entitled to payment of 50 percent of the Performance Shares awarded to him or her for the Performance Period in which the change of control occurs. A change of control shall be considered to have occurred if.'



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     (a) any person, entity or group of persons (other than the Company or any wholly-owned subsidiary of the Company), within the meaning of sections 13(d) or 14(d) of the Exchange Act, becomes the beneficial owner, within the meaning of Rule 13d-3 promulgated under such Act, directly or indirectly, of 25 percent of more of the Company's then outstanding shares of commone stock, par value $3.33 1/3 per share ("Common Stock");

     (b) any person, entity or group of persons (other than the Company or any wholly-owned subsidiary of the Company), after purchasing Common Stock of the Company in a tender or exchange offer, becomes the beneficial owner, directly or indirectly, of 25 percent or more of the Common Stock;

     (c) the shareholders of the Company approve (i) a merger or consolidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the shares of Common Stock would be converted into cash, securities or other property, or (ii) any sale, lease, exchange or other transfer of all or substantially all of the Company's assets; or

     (d) there is a change in the majority of the members of the Company's Board of Directors within a 25-month period, unless such change has been approved by two-thirds of the Directors then still in office who were in office at the beginning of the 25-month period.

     9. Payment of Awards
     Payment of Performance Shares shall be made by the issuance of the Company of an equal number of shares of Common Stock. Shares shall be issued to the participant, or, in the event of the participant's death, his or her beneficiary. Such shares shall be made available from authorized and unissued shares or treasury shares.

     The participant (or beneficiary) shall also receive payment in cash of an amount equal to the dividends paid during the Performance Period on an equal number of shares of Common Stock.

     Payment of Performance Shares and cash shall be made as soon as practicable after the event giving rise to the participant's entitlement to payment.

     10. Nontransferability of Awards
     Neither Performance Shares nor any interest of a participant under the Plan shall be sold, transferred, pledged, assigned, disposed of or encumbered, voluntarily or by operation of law.

     11. Compliance with Securities Laws
     If at any time the Company determines that the listing, registration or qualification of Performance Shares or shares of Common Stock issuable pursuant to an award of Performance Shares on any securities exchange or under any federal or state law, or the approval of any governmental entity, is necessary to the issue or transfer of such shares, such Performance




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shares or shares of Common Stock may not be accepted unless the listing, registration, qualification or approval is obtained. However, the Company shall not be required to apply for or to obtain such listing, registration, qualification or approval.

     12. Forfeiture and Cancellation of Shares
     Performance Shares awarded to a participant to which he or she does not become entitled shall be forfeited and cancelled. The Committee may also cancel Performance Shares with the written consent of the participant to whom the Shares were awarded. In the event of any cancellation, all rights of the participant with respect to the cancelled Performance Shares shall terminate, and the Shares shall be available for subsequent award under the Plan.

     13. Adjustments
     In the event of any recapitalization, reclassification, stock dividend, stock split, change in par value, merger, consolidation or similar event involving a change in the capital structure of the Company, the Committee may make such adjustments in Performance Shares or awards and shares of Common Stock available for issuance under the Plan, or the terms, conditions or restrictions on such Performance Shares or awards, as the Committee considers equitable.

     14. Withholding
     A participant or beneficiary receiving an award shall pay to the Company the amount of any taxes required to be withheld with respect to Common Stock issued to him or her under the Plan. The Company may deduct from awards any taxes required to be withheld on the cash portion of such award.

     15. Amendment and Termination
     The Company at any time may amend or terminate the Plan by action of the Board of Directors. No amendment shall, without the approval of the shareholders of the Company, cause the Plan no longer to comply with Rule 16b-3 under the Exchange Act or any listing requirement or no longer to be described in Section 162(m) (4) (C) of the Code. The termination or amendment of the Plan shall not adversely affect any right or obligation with respect to any award previously granted to a participant.

     16. No Employment or Other Rights
     No employee shall have any claim or right to the grant of an award under the Plan. Neither the Plan nor any action taken by the Company or the Committee under the Plan shall be construed as giving any employee any right to be retained in the employ of the Company or any affiliated company.

     17. Shareholder Approval
     The Plan shall be subject to the approval of the shareholders of the Company. In the event such approval is not obtained, all awards under the Plan shall be null and void and the Plan shall be of no force and effect.




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     18. Effective Date and Duration of Plan
     Subject to Section 17, the Plan shall become effective as of July 28, 1994. The Plan shall remain in effect for a period of ten years commencing on such date, except that any awards outstanding at the end of such period shall remain subject to the terms, conditions and restrictions of the document evidencing the award and the Plan as in effect at the date of grant of the award.

     19. Governing Law
     The Plan shall be governed by the laws of the Commonwealth of Massachusetts.





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                                   SCHEDULE A

                          PERFORMANCE OF             PERCENTAGE OF AWARD
                          --------------             -------------------
                       BAY STATE GAS COMPANY           TO PARTICIPANT
                       ---------------------           --------------
                      RANK         PERCENTILE
                      ----         ----------
                    Under 16       Under 50th                 0%
                       16             50th                   50%
                        8             75th                   75%
                        1             99th                  100%

     The performance of the Company shall be determined in relation to the Edward D. Jones & Co. Gas Distribution Index. For ranks and percentiles between those listed, the percentage of an award to which a participant becomes entitled shall be determined on the basis of straight-line interpolation between listed values.




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                              BAY STATE GAS COMPANY
                      KEY EMPLOYEE LONG-TERM INCENTIVE PLAN

                                 FIRST AMENDMENT

     WHEREAS, Bay State Gas Company (the "Company") adopted the Bay State Gas Company Key Employee Long-Term Incentive Plan (the "Plan") effective as of July 28, 1994;

     WHEREAS, the Company reserved the right to amend the Plan in Section 15 thereof; and

     WHEREAS, the Company desires to amend the Plan;

     NOW, THEREFORE, the Plan is hereby amended as follows, effective April 27, 1995:

     1. The second sentence of Section 7 (beginning "Such portion shall be") is hereby deleted in its entirety and a new sentence substituted therefor to read as follows:

     "Such portion shall be equal to the award determined under Section 6, multiplied by a fraction equal to the portion of the Performance Period for which the employee was employed by the Company or an affiliate, except that, in the case of a participant's disability or death, the Company's total return to shareholders shall be determined as of the last day of the month in which the participant's disability or death, as the case may be, occurs."

     2. The second sentence of the last paragraph of Section 7 (beginning "The determination of disability") is hereby deleted in its entirety and a new sentence substituted therefor to read as follows:

     "The determination of disability, and of the date of disability, shall be made by the Committee, in its sole discretion, on the basis of evidence, including medical examinations and reports, satisfactory to the Committee."

     IN WITNESS WHEREOF, The Company has caused its duly authorized officer to execute this instrument as of April 27, 1995.



                                            BAY STATE GAS COMPANY

                                            By: /s/Paul G. Ford
                                                -------------------------------
                                                Title: Senior Vice President




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                              BAY STATE GAS COMPANY
                      KEY EMPLOYEE LONG-TERM INCENTIVE PLAN

                                SECOND AMENDMENT

     WHEREAS, Bay State Gas Company (the "Company") adopted the Bay State Gas Company Key Employee Long-Term Incentive Plan (the "Plan") effective as of July 28, 1994, and has previously amended the Plan effective April 27, 1995;

     WHEREAS, the Company reserved the right to amend the Plan in Section 15 thereof; and

     WHEREAS, the Company desires to amend the Plan;

     NOW, THEREFORE, the Plan is hereby amended as follows, effective January 25, 1996:

          Sections 4, 9 and 14 of the Plan are hereby amended to read in their entirety as follows:

          4. Performance Shares

             The maximum number of performance shares ("Performance Shares") which may be awarded under the Plan is 500,000. Each Performance Share shall, upon vesting in accordance with the provisions of the Plan, be exchangeable for (i) a cash payment in an amount equal to the closing price for the Company's common stock ("Common Stock") as reported for trades on the New York Stock Exchange on the last day on which such trades took place immediately preceding the date of vesting (the "Exchange Price"), but in no event shall such cash payment be less than the par value of such common stock, which cash payment shall only be made on the condition that the participant receiving such cash payment immediately reinvest such cash payment in a share of Common Stock, which the Company shall make available to such participant at a per share price equal to the Exchange Price, without brokerage or other commissions of any kind, and (ii) an additional cash payment equal to the dividends paid on a share of Common Stock during the performance period, as defined below. The award of Performance Shares shall not entitle a participant to any rights as a shareholder of the Company. Any Performance Shares awarded under the Plan which are forfeited or canceled may again be awarded under the Plan.

          9. Payment of Awards

             Payment of Performance Shares shall be made to the participant or, in the event of the participant's death, his or her beneficiary. Shares of Common Stock into which the cash payment made to a participant (or beneficiary) is to be invested pursuant to the Plan shall be made available



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          from authorized and unissued shares or treasury shares of the Company.

              The participant (or beneficiary) shall also receive payment in cash of an amount equal to the dividends paid during the Performance Period on an equal number of shares of Common Stock.

              Payment of Performance Shares and cash shall be made as soon as practicable after the event giving rise to the participant's entitlement to payment.

          14. Withholding

              A participant or beneficiary receiving an award shall pay to the Company the amount of any taxes required to be withheld with respect thereto. The Company may deduct from awards any taxes required to be withheld on the portion of the such award payable with respect to dividends paid on Common Stock during the performance period.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this instrument effective as of January 25, 1996.



                                           BAY STATE GAS COMPANY



                                           By: /s/ Thomas W. Sherman
                                               --------------------------------
                                           Title: Excutive Vice President
                                                  and Treasurer



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